UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2026

Game Your Game, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43419	81-4611894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 Waverley Street, Palo Alto, CA 94301

(Address of principal executive offices and zip code)

(415) 223-4630

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GYGY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2026, Game Your Game, Inc. (the “Company”) entered into a Support Services Agreement (the “Services Agreement”), which is effective as of September 1, 2026, with Grafiti LLC (“Grafiti”), under which Grafiti will provide the advisory, management and administrative support services set forth on Schedule 2.1 to the Services Agreement, including, but not limited to, certain accounting, tax, administrative sales support and management advisory services, as more fully described therein (the “Services”). Grafiti is a wholly-owned subsidiary of Grafiti Group LLC, the Company’s controlling stockholder.

The Services Agreement provides that the service fee for the Services consists of (i) an initial payment of $117,500 for the period from September 1, 2026, through December 31, 2026, which was paid in advance on August 27, 2026, and (ii) a monthly fee of $20,000 from January 1, 2027, through September 1, 2027, which may be increased by up to 10% for any renewal term if agreed by the parties before that term begins (such fees, collectively, the “Service Fees”). Services beyond those covered by the Services Agreement and the Service Fees are billed at negotiated rates no less favorable to the Company than those available from an independent third party, and the Company will reimburse Grafiti for pre-approved, non-ordinary out-of-pocket expenses.

In addition, if the Company consummates a commercial or other transaction directly resulting from the Services (an “Eligible Transaction”), the Company will pay Grafiti bonus compensation (a “Bonus”), payable in any mix of cash and shares of the Company’s common stock, par value $0.001 per share, at the Company’s sole discretion, as approved by the Board, and subject to Nasdaq’s listing rules, in the following amounts based on transaction value: (i) for Eligible Transactions valued between $250,000 to $1,000,000, a Bonus of not less than $25,000 and up to $50,000; (ii) for Eligible Transactions valued over $1,000,000 to $5,000,000, a Bonus of not less than $50,000 and up to $250,000; (iii) for Eligible Transactions valued over $5,000,000 but less than $50,000,000, a Bonus of not less than $250,000 and up to $1,000,000; and (iv) for Eligible Transactions valued at $50,000,000 or more, a Bonus of not less than $1,000,000 and up to $1,500,000. The qualification, value and payment terms of any Eligible Transaction and related Bonus are subject to the parties’ written agreement.

The Services Agreement has a one-year term commencing September 1, 2026, and automatically renews for additional one-year terms unless a party gives written notice of termination 30 days before the end of the then-current term. After September 1, 2027, the Company may terminate at any time upon 30 days’ written notice, and the Company may terminate at any time for Cause (as defined in the Services Agreement). If the Services Agreement is terminated for Cause, Grafiti is entitled only to the Service Fees accrued through the termination date and to no further compensation, including any Bonus thereunder.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Services Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

The shares of Common Stock issuable pursuant to the Services Agreement, when and if issued, will be issued pursuant to an exemption from registration provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), because such issuances will not involve a public offering, the recipient will take such shares for investment and not for resale, the Company will take appropriate measures to restrict transfer of the shares of Common Stock, and the recipient is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The shares of Common Stock issuable pursuant to the Services Agreement, when and if issued, will be subject to transfer restrictions, and the book-entry records evidencing the shares will contain an appropriate legend stating that such shares will not be registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 8.01 Other Events.

On September 4, 2026, the Company’s board of directors (the “board of directors”) approved a director compensation program, effective as of September 1, 2026 (the “Director Compensation Program”). The Director Compensation Program provides for an annual cash compensation of $50,000 payable to the Company’s non-employee directors in equal quarterly installments, payable in arrears, with each installment payable no earlier than the second (2nd) trading day after the date on which the Company files its quarterly or annual report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to which the installment relates, and no later than thirty (30) days following such second (2nd) trading day, with the amount pro-rated if a non-employee director started during a quarter. In addition, the Company’s non-executive directors are also eligible for the following additional cash annual compensation for service on the committees of the board of directors, as applicable (which will be payable on the same date as the cash compensation referenced above):

Committee(1)	Chair	Member
Audit Committee	$20,000	$10,000
Compensation Committee	$15,000	$7,500
Nominating and Corporate Governance Committee	$10,000	$5,000

(1)	The cash compensation attributed to each of the committees shall be cumulative, such that a non-employee director who serves on more than one committee, or who serves both as chair or member of one or more committees, shall be entitled to receive each applicable cash amount set forth above; provided, however, that a non-employee director who serves as the chair of a committee shall receive the cash amount for that committee in lieu of, and not in addition to, the member cash retainer for that committee.

Additionally, the Company’s non-employee directors will be eligible to receive non-statutory stock option grants with an aggregate fair market value equal to the aggregate cash amount each such non-employee director receives annually, in accordance with the terms of the Director Compensation Program and as described above. The stock option grants will be issued in quarterly installments, in arrears, with each installment issuable no earlier than the second (2nd) trading day after the date on which the Company files its quarterly or annual report under the Exchange Act to which the installment relates, and no later than thirty (30) days following such second (2nd) trading day, with the amount pro-rated if a non-employee director started during a quarter. The stock options will be fully vested and exercisable as of the date of grant, will have a term of ten (10) years from the grant date and will be issued under the Company’s 2026 Equity Incentive Plan, as amended and/or restated from time to time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Services Agreement, dated as of September 4, 2026, by and between Game Your Game, Inc. and Grafiti LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2026	Game Your Game, Inc.

	By:	/s/ Soumya Das
Soumya Das
Chief Executive Officer

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